                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 10, 2001


                               Kaydon Corporation
             (Exact name of Registrant as specified in its charter)

               Delaware                                0-12640                                13-3186040
     (State or other jurisdiction                    (Commission                            (IRS Employer
           of incorporation)                         File Number)                        Identification No.)

                     315 East Eisenhower Parkway, Suite 300
                               Ann Arbor, MI 48108
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (734) 747-7025

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

Exhibit No.                Exhibit

99.1                       Press Release, dated April 10, 2001

99.2                       Press Release, dated April 10, 2001

ITEM 9.    REGULATION FD DISCLOSURE.

         On April 10, 2001, the Registrant issued a press release commenting on first quarter 2001 earnings and announcing a conference call. Also on April 10, 2001, the Registrant issued a press release reporting the settlement of claims by the U.S. Government in connection with quality inspection problems with one of Registrant's bearing products. The press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 10, 2001                              KAYDON CORPORATION


                                            /s/ Kenneth W. Crawford
                                            ------------------------------------
                                            By:     Kenneth W. Crawford
                                                    Vice President and Corporate
                                                    Controller (Principal
                                                    Accounting Officer)

                                  EXHIBIT INDEX

Number                   Description

99.1                     Press Release, dated April 10, 2001

99.2                     Press Release, dated April 10, 2001